Exhibit 99.2

EXECUTION VERSION

STOCK PURCHASE AGREEMENT

BY AND BETWEEN

LORD CENTRAL OPPORTUNITY V LIMITED

HILL PATH CAPITAL LP

AND

THE HP PURCHASERS SET FORTH ON EXHIBIT A

RELATING TO THE PURCHASE OF COMMON STOCK OF

SEAWORLD ENTERTAINMENT, INC.

May 27, 2019

TABLE OF CONTENTS

ARTICLE I. DEFINITIONS	2
ARTICLE II. TERMS OF PURCHASE AND SALE	4
ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE SELLER	6
ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF HP PURCHASER	7
ARTICLE V. FURTHER COVENANTS AND ACKNOWLEDGEMENTS	9
ARTICLE VI. GENERAL PROVISIONS	10

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), dated as of May 27, 2019, is made by and between Lord Central Opportunity V Limited, a company incorporated under the laws of the British Virgin Islands (the “Seller”), Hill Path Capital LP (“Hill Path”), the affiliates of Hill Path set forth on Exhibit A hereto (the “HP Purchasers”, each of the HP Purchasers a “Purchaser” and together the “Purchasers”).

W I T N E S S E T H:

WHEREAS, reference is made to (i) that certain Security Agreement dated May 8, 2017 entered into between Sun Wise (UK) Co., Ltd (“SWUK”) as pledgor, and the Seller (in its capacity as the security agent) as pledgee (as amended, modified, restated and/or supplemented from time to time, the “Security Agreement”); (ii) that certain Facility Agreement dated May 8, 2017 entered into between SWUK as borrower, Sun Wise Oriented (HK) Co., Limited (“SWHK”) as offshore guarantor and PA Eminent Opportunity VI Limited as lender (the “Senior Lender”) (as amended, modified, restated and/or supplemented from time to time, the “Facility Agreement”); (iii) that certain Investment Agreement dated May 8, 2017 entered into between SWUK as the company, SWHK as ordinary shareholder, Mr. Wang Yonghong (“WYH”) and China Huarong International Holdings Limited as investor (the “Junior Investor”) (as amended, modified, restated and/or supplemented from time to time, the “Investment Agreement”); and (iv) the Intercreditor Deed dated May 8, 2017 entered into between the Seller (in its capacity as the security agent), the Senior Lender, the Junior Investor, SWUK as borrower, and WYH and Zhonghong Zhuoye Group Co. Ltd. as guarantors (as amended, modified, restated and/or supplemented from time to time, the “Intercreditor Agreement” and, together with the Security Agreement, the Facility Agreement and the Investment Agreement, the “Facility Documentation”); and

WHEREAS, pursuant the occurrence of an Event of Default (as defined in the Security Agreement), the Seller has exercised its rights to foreclose on the shares of common stock, par value $0.01 per share, of SeaWorld Entertainment Inc., a Delaware corporation (the “Company”) (such shares of common stock, the “Common Stock”) constituting the Collateral (as defined in the Security Agreement). The Seller now desires to dispose of a certain portion of such Common Stock and the number of shares of Common Stock constituting such portion is set forth in Exhibit A to this Agreement in the row entitled “Total” (the “Shares”);

WHEREAS, each HP Purchaser desires to acquire the number of Shares set forth next to such HP Purchaser’s name on Exhibit A hereto (with respect to each HP Purchaser, such HP Purchaser’s “HP Shares”);

WHEREAS, the Seller and the Company are concurrently with the execution of this Agreement entering into a share repurchase agreement (the “Company SPA”) for the repurchase of such number of shares of Common Stock which, together with the Shares, constitute substantially all of the Collateral; and

WHEREAS, Hill Path and the Company have entered into that certain Stockholders Agreement, dated as of the date hereof, that certain Registration Rights Agreement, dated as of the date hereof and that certain Amended and Restated Undertaking Agreement, dated as of the date hereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

For purposes of this Agreement:

“Affiliate” shall mean, with respect to any Person, any other Person which directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.  For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

“Applicable Law” shall mean, with respect to any Person, any federal, state, provincial, local or foreign law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling, writ, stipulation or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Business Day” shall mean a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York or Hong Kong are authorized or required by Applicable Law to close.

“Closing” shall have the meaning set forth in Section 2.03.

“Closing Date” shall mean the date of Closing.

“Company” shall have the meaning set forth in the Recitals.

“Company SPA” shall have the meaning set forth in the Recitals.

“Common Stock” shall have the meaning set forth in the Recitals.

“Disqualification Events” shall have the meaning set forth in Section 4.09.

“Encumbrance” shall mean any liens, charges, security interests, mortgages, pledges, easements or encumbrances.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

“Facility Agreement” shall have the meaning set forth in the Recitals.

“Facility Documentation” shall have the meaning set forth in the Recitals.

“Governmental Authority” shall mean any transnational, domestic or foreign federal, state, county, municipal or local governmental, regulatory or administrative authority, department, court, agency or official, including any political subdivision thereof, including any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government, or any arbitral authority.

“Governmental Order” shall mean any judgment, ruling, order, writ, injunction, award or decree of any Governmental Authority.

“Hill Path” shall have the meaning set forth in the Preamble.

“Hill Path Parties” shall mean Hill Path and each HP Purchaser.

“Hong Kong” shall mean the Hong Kong Special Administrative Region of the PRC.

“HP Purchaser” shall have the meaning set forth in the Preamble.

“HP Shares” shall have the meaning set forth in the Recitals.

“Intercreditor Agreement” shall have the meaning set forth in the Recitals.

“Investment Agreement” shall have the meaning set forth in the Recitals.

“Junior Investor” shall have the meaning set forth in the Recitals.

“Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization, Governmental Authority or other entity.

“Purchase Price” shall have the meaning set forth in Section 2.02.

“Purchaser” shall have the meaning set forth in the Preamble.

“Purchaser Excluded Information” shall have the meaning set forth in Section 5.02.

“SEC” shall mean the U.S. Securities and Exchange Commission and any successor agency performing comparable functions.

“Section 1445 Withholding Tax” shall have the meaning set forth in Section 2.02.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

“Security Agreement” shall have the meaning set forth in the Recitals.

“Seller” shall have the meaning set forth in the Preamble.

“Senior Lender” shall have the meaning set forth in the Recitals.

“Shares” shall have the meaning set forth in the Recitals.

“Seller Excluded Information” shall have the meaning set forth in Section 5.01.

“Stockholder” means a stockholder of the Company.

“Subsidiary” shall mean, when used with reference to any Person, any corporation, partnership, limited liability company, joint venture, stock company or other entity of which such Person (either acting alone or together with its other Subsidiaries), directly or indirectly, owns or has the power to vote or to exercise a controlling influence with respect to 50% of more of the capital stock or other voting interests, the holders of which are entitled to vote for the election of a majority of the board of directors or any similar governing body of such corporation, partnership, limited liability company, joint venture, stock company or other entity.

“SWHK” shall have the meaning set forth in the Recitals.

“SWUK” shall have the meaning set forth in the Recitals.

“WYH” shall have the meaning set forth in the Recitals.

All references to dollar amounts in this Agreement shall mean U.S. dollars unless otherwise indicated.

ARTICLE II.

TERMS OF PURCHASE AND SALE

Section 2.01Purchase and Sale.  Effective as of Closing, and upon the terms and subject to the conditions set forth in this Agreement, the Seller hereby sells, conveys, transfers, assigns and delivers to each HP Purchaser, and each HP Purchaser hereby purchases and acquires from the Seller, the number of HP Shares set forth next to such HP Purchaser’s name on Exhibit A hereto, in each case, free and clear of all Encumbrances (except for (x) restrictions or limitations arising under federal or state securities laws or (y) Encumbrances created by, or on behalf of, such HP Purchaser).

Section 2.02Purchase Price.  Upon the terms and subject to the conditions set forth in this Agreement, each Purchaser shall pay the amount set forth next to such Purchaser’s name on Exhibit A hereto (collectively, the “Purchase Price”) to the Seller at the Closing (as defined below).  Each Purchaser shall pay its respective portion of the Purchase Price by wire transfer of immediately available funds to the Seller to an account or accounts designated by the Seller to the Purchasers, provided, however, that each Purchaser shall be entitled to withhold from the amounts payable pursuant to this Section 2.02 any U.S. tax required to be withheld, in the Purchasers’ sole judgment, pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated pursuant thereto (the “Section 1445 Withholding Tax”).  Each Purchaser shall follow the procedures set forth in Treasury Regulation Sections 1.1445-1(c) and (d) for paying over any such Section 1445 Withholding Tax, and agrees to report such Section 1445 Withholding Tax on a Form 8288-A that is completed and filed substantially in a manner consistent with Statement in Support of Form 8288-A attached hereto as Exhibit B.  At least five days prior to filing with the Internal Revenue Service the Form 8288-A and any other tax return in respect of any Section 1445 Withholding Tax that discloses the identity of Seller, each Purchaser shall provide a draft of the Form 8288-A and any such other tax return to the Seller and shall consider any comments made by the Seller in good faith prior to the time for the filing of the Form 8288-A and any such other tax return.  Seller in turn shall provide such information as Purchasers reasonably may request, and as Seller may possess or reasonably be able to obtain, for purposes of properly completing the Form 8288-A and any such other tax return.  Nothing herein shall preclude Purchasers from timely filing the Form 8288-A and any such other tax return.

Section 2.03Closing.

(a)Unless another date is mutually agreed by Hill Path and the Seller, the closing of the transactions contemplated hereby (“Closing”) shall take place on the earlier of (i) the Business Day notified by the HP Purchasers to the Seller, and (ii) May 30, 2019 or if such day is not a Business Day, the next Business Day.

(b)At the Closing, the Seller shall deliver to the Purchaser (i) original copies of duly executed and notarized stock powers to transfer such HP Shares on the books of the Company, and (ii) corporate resolutions or incumbency certificates reflecting that the person executing and delivering such stock powers had the authority to do so.

Section 2.04Delivery Covenants.

(a)Covenants of the Seller.  At the Closing, the Seller shall execute and deliver to the Company or its transfer agent such other transfer documentation as may be reasonably required of the Seller in connection with the transfer hereunder subject to Section 6.04(ii) and Section 6.05 of this Agreement.

(b)Covenants of the Purchasers.  At the Closing, each Purchaser shall execute and deliver to the Company or its transfer agent such transfer documentation as may be reasonably required of such Purchaser in connection with the transfer hereunder.  Each of the Stockholders Agreement, Registration Rights Agreement and Amended and Restated Undertaking Agreement attached to the Consent Letter (as defined in and delivered pursuant to the Company SPA) as Exhibits C, D and E to the Consent Letter have been duly executed and delivered by the Purchasers and their affiliates that are party thereto on or about the date hereof, and, prior to Closing, the Purchasers shall not amend, rescind, terminate, waive or otherwise modify the Stockholders Agreement, Registration Rights Agreement and Amended and Restated Undertaking Agreement in a manner which would cause the conditions set forth in the Consent Letter not to be satisfied, without the prior written consent of the Seller, which consent may be withheld, delayed or conditioned by the Seller in its sole discretion.

Conditions.

(a)The obligations of the Purchasers to consummate the transactions contemplated hereby and to effectuate the Closing are subject to the conditions that the representations and warranties of the Seller set forth in Article III shall be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date.

(b)The obligations of the Seller to consummate the transactions contemplated hereby and to effectuate the Closing are subject to the condition that the representations and warranties of the Purchasers set forth in Article IV shall be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller represents and warrants to each Purchaser as follows:

Section 3.01Organization.  The Seller is duly organized and validly existing under the laws of its domicile.

Section 3.02Power and Authority; Effect of Agreement.  The Seller has full power and authority to execute and deliver this Agreement and to perform its obligations and to consummate the transactions contemplated hereby.  The execution, delivery and performance by the Seller of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby (i) have been duly and validly authorized by the Seller, and no other corporate actions on the part of the Seller are necessary to authorize the execution and delivery of this Agreement and the consummation by the Seller of the transactions contemplated hereby; (ii) do not contravene, conflict with or result in a violation of any Applicable Law, or the Seller’s certificate or articles of organization or incorporation or bylaws, (iii) do not require any consent under, or violate, conflict, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, any term, condition or provision of any agreement or other instrument binding upon the Seller; and (iv) do not require any consent, notice or filing of any kind from or to any Governmental Authority having competent jurisdiction over the Seller, except for any filings required to be made under Section 13(d) and Section 16 of the Exchange Act.  This Agreement has been duly executed and delivered by the Seller and constitutes, assuming execution and delivery thereof by the Purchasers, a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and similar Applicable Laws now or hereafter in effect relating to or affecting creditors’ rights and remedies generally and to general principles of equity.

Section 3.03Ownership of Shares.  The Seller is the legal and record owner of the Shares being sold hereunder.  The delivery to each HP Purchaser of the relevant HP Shares will transfer to each such Purchaser valid title to the relevant HP Shares, free and clear of all Encumbrances (except for (x) restrictions or limitations arising under federal or state securities laws and (y) Encumbrances created by, or on behalf of, the Purchasers).

Section 3.04No options, warrants etc.  Except as set forth in this Agreement, the Facility Documentation and the Letter Agreement dated May 3, 2019 between the Company and the Seller, there are no (i) options, warrants, equity securities, calls, rights, commitments or agreements of any character to which the Seller or any of its Affiliates are a party with respect to the HP Shares, or (ii) voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the HP Shares, including with respect to the voting, issuance, purchase, redemption, registration, repurchase, transfer or other disposition of the HP Shares.

Section 3.05No Finder.  No agent, broker, firm or other Person acting on behalf of the Seller is or will be entitled to any advisory commission or broker’s or finder’s fee from any of the parties hereto in connection with this Agreement or the transactions contemplated hereby.

Section 3.06Securities Laws.  The Seller (i) acquired the Shares in a transaction pursuant to an exemption from registration under the Securities Act and state securities laws, (ii) did not acquire the Shares with a view towards distribution in violation of the Securities Act or any applicable securities laws, and (iii) has not offered to sell any portion of the Shares or any interest therein in a manner which would require the sale of the Shares to any Purchaser hereunder to be registered under the Securities Act or any other applicable securities laws.  The Seller has not offered to sell the Shares by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF HP PURCHASER

Each HP Purchaser represents and warrants to the Seller as follows:

Section 4.01Organization.  Such HP Purchaser is duly organized and validly existing under the laws of its domicile.

Section 4.02Power and Authority; Effect of Agreement.  Such HP Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations and to consummate the transactions contemplated hereby.  The execution, delivery and performance by such HP Purchaser of this Agreement, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby (i) have been duly and validly authorized by such HP Purchaser or its Affiliates, and no other corporate actions on the part of such HP Purchaser or its Affiliates are necessary to authorize the execution and delivery of this Agreement and the consummation by such HP Purchaser of the transactions contemplated hereby and thereby; (ii) do not and will not as of the Closing contravene any law, order or agreement by which such HP Purchaser is bound; and (iii) do not and will not as of the Closing require any consent, notice or filing of any kind other than such consents and notices as have already been obtained.  This Agreement has been duly executed and delivered by such HP Purchaser and constitutes, assuming execution and delivery thereof by the Seller, a valid and binding obligation of such HP Purchaser, enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and similar Applicable Laws now or hereafter in effect relating to or affecting creditors’ rights and remedies generally and to general principles of equity.

Section 4.03Accredited Investor Status.  Such HP Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act.

Section 4.04No Inducement or Reliance; Independent Assessment.

(a)Such HP Purchaser has not been induced by and has not relied upon any representations, warranties or statements, whether express or implied, made by the Seller that are not expressly set forth herein, whether or not any such representations, warranties or statements were made in writing or orally.

(b)Such HP Purchaser (i) is a sophisticated investor with respect to the Shares and has such knowledge and experience in financial and business matters as to be capable of evaluating independently the merits, risks and suitability of entering into this Agreement and the transactions contemplated hereby, (ii) has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the purchase of the HP Shares, (iii) has independently and without reliance upon the Seller, and based on such information and the advice of such advisors as such HP Purchaser has deemed appropriate,  conducted its own analysis and due diligence and independently obtained such information as it deems necessary in order to make an informed investment decision with respect to the HP Shares it is acquiring, (iv) is able to bear the risks attendant to the transactions contemplated hereby and is able, without impairing the HP Purchaser’s financial condition, to hold the HP Shares for an indefinite period of time and to suffer a complete loss of the HP Purchaser’s investment, and (v) is dealing with Seller on a professional arm’s-length basis and neither Seller nor any of its Affiliates is acting as a fiduciary or advisor to such HP Purchaser with respect to this Agreement or any of the transactions contemplated hereby.

Section 4.05Investment Intention.  Such HP Purchaser has substantial experience in evaluating and investing in transactions of securities in companies similar to the Company and acknowledges that such HP Purchaser can protect its own interests. Such HP Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring its respective HP Shares.  Such HP Purchaser confirms that it has had the opportunity to acquire information about the business, assets and financial condition of the Company and its Subsidiaries.  Such HP Purchaser will acquire the HP Shares for its own account, and not with a view toward or for sale in connection with any distribution thereof within the meaning of Section 502(c) under the Securities Act.  Such HP Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the HP Shares.  Such HP Purchaser understands that the transactions contemplated hereby have not been, and will not be, registered or qualified under the Securities Act, nor any state or any other applicable securities law, by reason of a specific exemption from the registration or qualification provisions of those laws, based in part upon such HP Purchaser’s representations in this Agreement.  Such HP Purchaser understands that none of the Shares which such HP Purchaser acquires may be resold (and any stock certificates representing the Shares may bear a restrictive legend which may not be removed) unless such resale is registered under the Securities Act, and registered or qualified under applicable state securities laws or an exemption from such registration and qualification is available.

Section 4.06No Finder.  No agent, broker, firm or other Person acting on behalf of such HP Purchaser is or will be entitled to any advisory commission or broker’s or finder’s fee from any of the parties hereto in connection with this Agreement or the transactions contemplated hereby.

Section 4.07Tax Advisors. Each HP Purchaser has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this Agreement and the transactions contemplated hereby. With respect to such matters, such HP Purchaser relies solely on such advisors and not on any statements or representations of the Seller or any of its agents, written or oral. Such HP Purchaser understands that it (and not the Seller) shall be responsible for its own tax liability that may arise as a result of this Agreement or the transactions contemplated hereby.

Section 4.08Financing.  Each HP Purchaser has committed capital, has issued drawdowns to call sufficient capital and will have, prior to the Closing, sufficient cash in immediately available funds to enable it to make payment of the Purchase Price and any other amounts to be paid by it hereunder.

Section 4.09No “Bad Actor” Disqualification Events. Each HP Purchaser is not subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed in writing in reasonable detail to the Company.

ARTICLE V.

FURTHER COVENANTS AND ACKNOWLEDGEMENTS

Section 5.01Acknowledgement of the Seller.  The Seller acknowledges that in making the determination to proceed with the transactions contemplated by this Agreement, it has relied solely on (i) the results of its own independent investigation and the representations and warranties expressly set forth in ARTICLE IV and (ii) publicly available information in respect of the Company and its Affiliates. The Seller acknowledges that (i) the HP Purchasers currently may have, and later may come into possession of, information with respect to the Company that is not known to the Seller and that may be material to a decision to sell the HP Shares (the “Seller Excluded Information”), (ii) such Seller has determined to sell the HP Shares notwithstanding its lack of knowledge of the Seller Excluded Information, and (iii) the HP Purchasers shall have no liability to the Seller, and the Seller waives and releases any claims that it might have against the HP Purchasers whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Seller Excluded Information in connection with the sale of the HP Shares.

Section 5.02Acknowledgement of the HP Purchasers.  Such HP Purchaser acknowledges that neither the Seller nor any of its Affiliates makes, will make or has made to such HP Purchaser any representation or warranty, express or implied, as to the prospects of the Company and its Subsidiaries or their profitability, or with respect to any forecasts, projections or business plans made available to such HP Purchaser in connection with such HP Purchaser’s review of the Company and its Subsidiaries. Such HP Purchaser has not relied on the Seller for any information regarding the Company, the HP Shares, or the value of any of the HP Shares. Such HP Purchaser acknowledges that (i) the Seller currently may have, and later may come into possession of, information with respect to the Company that is not known to the HP Purchasers and that may be material to a decision to purchase the HP Shares (the “Purchaser Excluded Information”), (ii) such HP Purchaser has determined to purchase the HP Shares notwithstanding its lack of knowledge of the Purchaser Excluded Information, and (iii) the Seller shall have no liability to such HP Purchaser, and each HP Purchaser waives and releases any claims that it might have against the Seller whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Purchaser Excluded Information in connection with the sale of the HP Shares. Such HP Purchaser understands that the Seller will rely on the accuracy and truth of the foregoing representations, and such HP Purchaser hereby consents to such reliance.

ARTICLE VI.

GENERAL PROVISIONS

Section 6.01Expenses.  All fees, costs and expenses incurred in connection with this Agreement, including the negotiation and preparation thereof, and the transactions contemplated hereby, including the performance and compliance with all agreements and conditions contained herein required to be performed or complied with by any party, including, without limitation, the fees, expenses and disbursements of such party’s counsel and accountants, shall be paid by the party incurring such fees and expenses, whether or not the transactions contemplated by this Agreement are consummated.

Section 6.02Joint and Several Liabilities.  Any obligations of the HP Purchasers hereunder shall be joint and several.

Section 6.03Public Announcements. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by Hill Path, on the one hand, and the Company, on the other hand, provided that the content of such press release shall be subject to prior written approval of the Seller. Thereafter, each of Hill Path, the Company and the Seller, shall obtain the other parties’ or party’s prior written consent before such party or parties issue(s) a press release concerning this Agreement and the transactions contemplated hereby. The parties hereto acknowledge that the Seller and/or the Purchasers (or their respective Affiliates) may be required to file with the SEC such schedules and forms as may be required under Section 13(d) and Section 16 of the Exchange Act, as applicable, which may need to contain as an exhibit thereto a copy of this Agreement, and nothing contained herein is intended to limit or restrict such ability to file such schedules and forms or any amendments thereto.

Section 6.04Further Action.  Each of the parties hereto shall execute and deliver such documents and take such further actions as may be reasonably necessary or desirable to carry out the provisions hereof and the transactions contemplated hereby, including, without limitation, (i) the distribution by the Seller of the net proceeds received by it from the sale of the HP Shares as contemplated by this Agreement in accordance with the terms of the Facility Documentation to which the Seller is a party, and (ii) if required by the Company’s transfer agent, the Seller shall use its reasonable best efforts, prior to the Closing, and if not obtained prior to Closing, after the Closing, to deliver duly executed stock powers with signature guarantee (with medallion signature guarantee stamp affixed) to the transfer agent, and (iii) if the Seller is unable to deliver the documents referred to in sub-clause (ii), at Hill Path’s request, the Seller shall take all actions in its power to deliver to the relevant HP Purchaser a stock certificate or stock certificates representing the HP Shares, duly endorsed for transfer to the HP Purchasers, accompanied by stock powers duly executed by the Seller in favor of HP Purchasers.  Upon the terms and subject to the conditions hereof, each of the parties hereto shall use all reasonable best efforts under the circumstances to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.  In furtherance and not in limitation of the foregoing, the parties hereto shall cooperate in using their reasonable best efforts promptly (a) to effect all registrations and filings with, and to obtain all consents, amendments, permits or other actions from, any Person required to be made or obtained by the terms of this Agreement or otherwise necessary or desirable for the due and punctual consummation of the transactions contemplated hereby, and (b) to fulfill all conditions to the consummation of the transactions contemplated by this Agreement.

Section 6.05Shareholder Rights.  From and after the Closing and until such time as the HP Shares are registered in the name of the applicable HP Purchasers on the books of the Company, the Seller shall take all actions so that the HP Purchasers shall have all of the rights, privileges and benefits in respect of the HP Shares intended to be transferred hereunder and that remain with the Seller subject to completion of the actions contemplated by Section 6.04(ii), if any, including (i) holding the HP Shares in trust for the benefit of the HP Purchasers, (ii) to the extent the Seller has any retained rights in respect of the HP Shares, as promptly as practicable, exercise any such rights as requested by the HP Purchasers in writing, (iii) as promptly as applicable, taking any and all actions reasonably requested by the HP Purchasers in writing in connection with any future transfer of the HP Shares by any HP Purchaser or any interest therein, (iv) granting each HP Purchaser an irrevocable proxy in respect of the HP Shares transferred to it, coupled with an interest in such HP Shares, (v) holding any dividends or other distributions received in respect of the HP Shares, in trust, on account for the relevant HP Purchaser and (vi) paying to the relevant HP Purchaser any proceeds received by it in respect of the HP Shares immediately after receipt thereof, including dividends or other distributions received in respect of the HP Shares, in each case, subject to applicable law and regulations.

Section 6.06Survival.  The representations and warranties of the parties hereto contained herein shall survive until 60 days after the expiration of the applicable statute of limitations, provided that the covenants and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Closing (except for any covenant or agreement of the parties that by its terms contemplates performance after the Closing), and all rights, claims and causes of action (whether based on contract, tort, equity or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any laws or otherwise and whether by or through attempted piercing of the corporate veil) with respect to any such representations, warranties, covenants and agreements that do not so survive shall terminate at the Closing.

Section 6.07Governing Law.  This Agreement and any other document or instrument delivered pursuant hereto, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution, termination, performance or nonperformance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

Section 6.08Consent to Jurisdiction.  The parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in the Delaware Chancery Court and any state appellate court therefrom within the State of Delaware (or, if the Delaware Chancery Court shall not have or declines to accept jurisdiction over a particular matter, any federal court located in the State of Delaware or other Delaware state court), and each of the Parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.10 shall be deemed effective service of process on such party.

Section 6.09Specific Performance.  The parties hereto hereby agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 6.10WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.11Notices.  All notices or other communications, including service of process, required or permitted hereunder shall be in writing and shall be deemed given or delivered and received (a) when delivered, if delivered personally, (b) on the day received if delivered to a private courier service providing guaranteed documented overnight service, or (c) on the date received (or if such date is not a Business Day, then on the next Business Day) if transmitted by facsimile, in each case addressed as follows:

If to a Hill Path Party, to:

Hill Path Capital LP

150 East 58th Street, 32nd Floor

New York, NY 10155

Attention: Scott I. Ross

Email: ross@hillpathcap.com

Facsimile: (646) 619-4844

With a copy (not constituting notice) to:

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Attention: Adam K. Weinstein

Email: aweinstein@sidley.com

Facsimile: (212) 839 5599

If to Seller, to:

Lord Central Opportunity V Limited

Commence Chambers, P.O. Box 2208

Road Town, Tortola

British Virgin Islands

Attention:  Jon Robert Lewis

Email Address:  jlewis@pag.com

Facsimile:  +1 284 494 2889 / +852 2918 0881

With a copy to:

15/F, AIA Central,

One Connaught Road Central,

Hong Kong

Attention:  Jon Robert Lewis

With a copy (not constituting notice) to:

Goodwin Procter LLP

28/F One Exchange Square

8 Connaught Place

Central, Hong Kong

Attention: Yash Rana

Email: YRana@goodwinlaw.com

Facsimile: +852 2801 5515

or to such other address as the recipient party has specified by prior written notice to the sending party (which change of address notice will be deemed to have been given, delivered and received upon actual receipt thereof by the recipient party).

Section 6.12Successors and Assigns; Benefit.

(a)Neither this Agreement nor any right or obligation hereunder is assignable in whole or in part, whether by operation of law or otherwise, by any party without the express written consent of the other parties hereto and any such attempted assignment shall be void and unenforceable.

(b)This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any Person, other than the parties hereto and such permitted assigns, any legal or equitable rights hereunder.

Section 6.13Entire Agreement; Amendments; Waiver.

(a)This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, understandings or intents between or among any of the parties hereto with respect to such subject matter.

(b)No amendment, modification or waiver of this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the party against whom enforcement of such amendment, modification or waiver is sought.  No course of dealing between the parties to this Agreement shall be deemed to modify, amend or discharge any provision or term of this Agreement.  No delay by any party to this Agreement in the exercise of any of its rights or remedies shall operate as a waiver thereof, and no single or partial exercise by any party to this Agreement of any such right or remedy shall preclude any other or further exercise thereof.  A waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

Section 6.14Interpretation.  Article, titles and headings to Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.  Exhibits and Schedules referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if it was set forth verbatim herein.  The references herein to Sections and Articles, unless otherwise indicated, are references to Sections and Articles of this Agreement.  Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

Section 6.15Severability.  The parties agree that (a) the provisions of this Agreement shall be severable in the event that any of the provisions hereof is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, (b) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions that are reasonably acceptable to the Seller and Purchaser which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable and (c) the remaining provisions shall remain enforceable to the fullest extent permitted by Law.

Section 6.16Execution in Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have duly executed this Stock Purchase Agreement as of the date first above written.

HILL PATH

HILL PATH CAPITAL LP

By:/s/ Scott I. Ross
Name: Scott I. Ross
Title: Managing Partner

HP PURCHASERS

HE GP LLC, as the general partner of HEP Fund LP

By:/s/ Scott I. Ross
Name: Scott I. Ross
Title: Managing Partner

HM GP LLC, as the general partner of HM Fund LP

By:/s/ Scott I. Ross
Name: Scott I. Ross
Title: Managing Partner

[Signature Page to Stock Purchase Agreement]

SELLER:

LORD CENTRAL OPPORTUNITY V LIMITED

By:/s/ Jon Robert Lewis
Name: Jon Robert Lewis
Title: Authorized Signatory

[Signature Page to Stock Purchase Agreement]

EXHIBIT A

HP Purchaser	Number of Shares	Price per Share ($)	Total Purchase Price ($)	Amount of Section 1445 Withholding Tax ($)	Net Payment to Seller ($)
HEP Fund LP	10,518,006	26.71	280,935,940.26	42,140,391.04	238,795,549.22
HM Fund LP	2,695,994	26.71	72,009,999.74	10,801,499.96	61,208,499.78
Total	13,214,000		352,945,940	52,941,891	300,004,049